UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2026
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28A	The Nasdaq Stock Market LLC
Floating Rate Notes Due 2028	PEP28B	The Nasdaq Stock Market LLC
3.200% Senior Notes Due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes Due 2034	PEP34	The Nasdaq Stock Market LLC
3.300% Senior Notes Due 2034	PEP34A	The Nasdaq Stock Market LLC
3.450% Senior Notes Due 2037	PEP37	The Nasdaq Stock Market LLC
3.700% Senior Notes Due 2038	PEP38	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
4.150% Senior Notes Due 2047	PEP47	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC
4.050% Senior Notes Due 2055	PEP55	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

PepsiCo, Inc. (“PepsiCo”) held its 2026 Annual Meeting of Shareholders on May 6, 2026. For more information on the following proposals, see PepsiCo’s proxy statement for the 2026 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 27, 2026. Below are the final voting results.

(1) The following 13 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Jennifer Bailey	985,427,406	15,993,480	2,032,468	168,077,892
Cesar Conde	950,713,170	50,520,606	2,219,578	168,077,892
Ian Cook	966,847,048	34,407,477	2,198,829	168,077,892
Edith W. Cooper	978,844,369	22,559,581	2,049,404	168,077,892
Susan M. Diamond	978,952,453	22,246,704	2,254,197	168,077,892
Dina Dublon	925,174,904	76,178,047	2,100,403	168,077,892
Michelle Gass	988,042,236	12,696,155	2,714,963	168,077,892
David W. Gibbs	987,649,367	13,634,007	2,169,980	168,077,892
Ramon L. Laguarta	947,731,772	49,828,733	5,892,849	168,077,892
Sir Dave J. Lewis	993,210,485	8,024,133	2,218,736	168,077,892
Robert C. Pohlad	914,405,632	86,817,565	2,230,157	168,077,892
Daniel Vasella, MD	918,117,238	83,114,934	2,221,182	168,077,892
Alberto Weisser	964,298,726	36,895,458	2,259,170	168,077,892

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2026:

For	1,082,112,778
Against	86,960,465
Abstain	2,458,003
Broker Non-Votes	N/A

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	889,386,771
Against	109,646,883
Abstain	4,419,700
Broker Non-Votes	168,077,892

(4) The shareholders voted against a shareholder proposal regarding an independent board chair:

For	255,870,502
Against	735,873,528
Abstain	11,709,324
Broker Non-Votes	168,077,892

(5) The shareholders voted against a shareholder proposal regarding a report on human rights oversight:

For	163,426,130
Against	825,383,050
Abstain	14,644,174
Broker Non-Votes	168,077,892

(6) The shareholders voted against a shareholder proposal regarding a report evaluating the treatment of animals within supply chain:

For	87,251,346
Against	899,535,564
Abstain	16,666,444
Broker Non-Votes	168,077,892

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 8, 2026	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary